UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 30, 2014 (May 27, 2014)

MONSANTO COMPANY
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2014, Monsanto Company’s Board of Directors elected Marcos M. Lutz to the Board of Directors and appointed Mr. Lutz to its science and technology committee and its sustainability and corporate responsibility committee.  Mr. Lutz is the chief executive officer of Cosan S.A. and a director of Cosan Ltd.  Mr. Lutz will stand for election at the Company’s 2015 annual meeting of shareowners.

In addition, the Board determined that Mr. Lutz is independent under the listing standards of the New York Stock Exchange (“NYSE”) and the Board’s charter and corporate governance guidelines.

Mr. Lutz will generally be entitled to receive the same compensation for service as a director as is provided to other directors of the Company under the Non-Employee Director Equity Incentive Compensation Plan (the “Plan”).  The Plan was described in more detail in the proxy statement for our 2014 annual meeting.  Under the Plan, Mr. Lutz will receive an annual retainer, which for fiscal 2014 will be $235,000, pro-rated for four months of service.  Half of the aggregate retainer is payable in deferred common stock, and the remainder is payable, at the election of each director, in the form of restricted common stock, deferred common stock, current cash and/or deferred cash.  Pursuant to the Plan, Mr. Lutz was also provided a grant of restricted stock upon commencement of service as a member of the Board of Directors equal to the full annual base retainer divided by the closing price of a share of the Company’s common stock on the commencement date, which amounted to 1,956 shares of restricted stock.  Mr. Lutz will also receive a lump sum of $7,500 within 30 days of his election, and annually thereafter on or about September 30th, provided that he is serving as a director on that date, to compensate him for additional expense that he may incur to address tax and financial planning considerations as a non-U.S. resident.

A press release announcing the election of Mr. Lutz as a director, as described above, is attached as Exhibit 99.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

The following documents are filed as exhibits to this report:

Exhibit 99                      Press Release dated May 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 30, 2014

MONSANTO COMPANY

By:	/s/ Jennifer L. Woods
Name:	Jennifer L. Woods
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99	Press Release dated May 28, 2014